UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2010

ECO ENERGY PUMPS, INC.
(formerly known as Eco Energy Pumps, Inc.)

Nevada	333-158203	26-3550371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 284-3713

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

On October 25, 2010, the Registrant entered into a Securities Exchange Agreement (the “Exchange Agreement”) with DLT International Ltd., a British Virgin Islands company (“DLT”), and the stockholders of DLT (the “DLT Stockholders”) whereby the Registrant acquired all of the issued and outstanding capital stock of DLT in exchange (the “Exchange”) for 2,267,320 newly issued shares of Common Stock (the “Exchange Shares”).

Following the closing of the Exchange, the Registrant ceased to be a "shell company", as defined pursuant to Rule 12b-2 promulgated under the Exchange Act.  The Registrant's Current Report on Form 8-K, filed on October 26, 2010, is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO ENERGY PUMPS, INC.
Date: October 27, 2010	/s/Xiu Liang Zhang
By: Xiu Liang Zhang, President